UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22156

Millennium Investment & Acquisition Company Inc.
(Exact name of registrant as specified in charter)

301 Winding Road, Old Bethpage, NY 11804
(Address of principal executive offices)      (Zip code)

Gemini Fund Services, LLC, 80 Arkay Drive, Suite 100, Hauppauge, NY 11788
(Name and address of agent for service)

Registrant's telephone number, including area code: 212 750-0371

Date of fiscal year end: 12/31

Date of reporting period: 6/30/2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Millennium Investment & Acquisition Company Inc.

Semi-Annual Report

June 30, 2014

Millennium Investment & Acquisition Company Inc.
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2014

Security	Shares		Fair Value
PRIVATE PLACEMENT - 86.49%
SMC Global Securities LTD (a)	14,736,035		$ 6,647,288
(Cost $43,356,193)

TOTAL INVESTMENTS (Cost $43,356,193) (b) - 86.49%			6,647,288
Other Assets less Liabilities - 13.51%			1,038,163
NET ASSETS - 100.00%			$ 7,685,451

(a) Security restricted as to resale.
(b) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $43,356,193 and differs from market value and net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ -
		Unrealized depreciation:	(36,708,905)
		Net unrealized depreciation:	$ (36,708,905)

See accompanying notes which are an integral part of these financial statements.

Millennium Investment & Acquisition Company Inc.
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2014

Assets:
Investments in securities, at cost	$ 43,356,193
Investments in securities, at fair value	$ 6,647,288
Deposit for purchase of assets	1,300,000
Cash	390,046
Prepaid expenses and other assets	10,331
Total Assets	8,347,665

Liabilities:
Officer fees	20,000
Accrued expenses and other liabilities	642,214
Total Liabilities	662,214

Net Assets	$ 7,685,451

Preferred shares; par value $0.0001 per share, 5,000 shares authorized, no shares issued	$ -

Net Assets:
Common Stock; par value $0.0001 per share, 45,000,000 shares authorized,
8,219,875 issued and outstanding	822
Paid-in capital	51,057,989
Accumulated net investment loss	(4,710,927)
Accumulated net realized loss on investments	(1,953,528)
Net unrealized depreciation on investments	(36,708,905)
Net Assets	$ 7,685,451

Net Asset Value Per Share:
Net Assets	$ 7,685,451
Basic and diluted shares of common stock outstanding	8,219,875
Net asset value (Net Assets/Shares of Common Stock Outstanding)	$ 0.93

See accompanying notes which are an integral part of these financial statements.

Millennium Investment & Acquisition Company Inc.
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 2014

Investment Income:
Other Income	$ 29,027
Management fee income	112,500
Total Income	141,527

Operating Expenses:
Insurance expense	25,260
Administration fees	17,933
Transfer agent and listing fees	7,446
Professional fees	6,337
Custodian fees	1,935
Printing expense	286
Other expenses:
Rent and Office	13,654
Franchise Tax	8,727
Miscellaneous expenses	6,337
Total Operating Expenses	87,915
Net Operating Expenses	87,915

Net Investment Income	53,612

Realized and Unrealized Gain on Investments:
Net change in unrealized appreciation from investments	147,288
Net Realized and Unrealized Gain on Investments	147,288

Net Increase in Net Assets Resulting From Operations	$ 200,900

See accompanying notes which are an integral part of these financial statements.

Millennium Investment & Acquisition Company Inc.
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	June 30,	December 31,
	2014	2013
	(Unaudited)
Operations:
Net investment income	$ 53,612	$ 775,173
Net realized loss on foreign currency and investments	-	(1,951,741)
Net change in unrealized appreciation / (depreciation) on investments	147,288	(13,718,761)

Net increase (decrease) in net assets resulting from operations	200,900	(14,895,329)

Net Assets:
Beginning of period	7,484,551	22,379,880
End of period*	$ 7,685,451	$ 7,484,551

* Includes accumulated net investment income /(loss) at end of year	$ 53,612	$ 775,173

Share Transactions:
Reclassification of common stock to permanent equity	-	-
Shares redeemed	-	-
Increase (decrease)	-	-

See accompanying notes which are an integral part of these financial statements.

Millennium Investment & Acquisition Company Inc.
STATEMENT OF CASH FLOWS (Unaudited)
For the Six Months ended June 30, 2014

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets from operations	$ 200,900
Unrealized decrease in fair market value of investments	(147,288)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:

Changes in operating Assets and Liabilities:
Deposit for purchase of assets	(1,300,000)
Increase in deferred officer fees	20,000
Decrease in deferred revenue	(300,000)
Increase in accrued expenses and other liabilities	38,680
Increase in prepaid expenses and other assets	(4,049)
Net cash provided by operating activities	(1,491,757)

Net decrease in cash	(1,491,757)

CASH:
Beginning balance	1,881,803
Ending balance	$ 390,046

See accompanying notes which are an integral part of these financial statements.

Millennium Investment & Acquisition Company Inc.
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Common Stock Outstanding Throughout Each Period

		Six Months
		Ended		For the Year Ended December 31,
		June 30, 2014		2013		2012	2011	2010	2009
		(Unaudited)
Net Asset Value, Beginning of Period		$ 0.91		$ 2.72		$ 2.64	$ 3.02	$ 4.14	$ 3.43
Income (Loss) from Investment Operations:
	Net investment income (loss) (1)	0.01		0.09		(0.02)	(0.05)	(0.11)	(0.11)
	Net realized and unrealized gain (loss) (1)	0.01		(1.90)		0.10	(0.33)	(1.01)	0.82
	Total from investment operations	0.02		(1.81)		0.08	(0.38)	(1.12)	0.71

Net Asset Value, End of Period		$ 0.93		$ 0.91		$ 2.72	$ 2.64	$ 3.02	$ 4.14

Market Value, End of Period		$ 0.75		$ 1.14		$ 0.75	$ 0.67	$ 2.55	$ 1.51

Total Return *		(34.21)%		52.00%		11.94%	(73.73)%	68.87%	24.79%
Ratios and Supplemental Data:
	Net assets, end of period (000s)	$ 7,685		$ 7,485		$ 22,380	$ 21,680	$ 24,861	$ 34,059
	Ratio of operating expenses to
	average net assets (2)	2.31%	(4)	3.69%	(3)	3.68%	3.75%	2.71%	3.21%
	Ratio of net investment gain (loss) to
	average net assets (2)	1.41%	(4)	7.40%	(3)	(0.66)%	(1.74)%	(2.71)%	(3.18)%
	Portfolio Turnover Rate	0%	(5)	0%		0%	0%	0%	0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(3)	The ratios do not reflect advisory agreement waivers.
(4)	Annualized for periods less than one year.
(5)	Not annualized.

*Change in market value assumes reinvestment of all dividends and distributions, if any.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of Company shares.  Performance shown is based on market value.

See accompanying notes which are an integral part of these financial statements.

Millennium Investment & Acquisition Company Inc.

Notes to Financial Statements (Unaudited)

June 30, 2014

1.

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Millennium India Acquisition Company Inc. (“MIAC” or the “Company”) was incorporated in Delaware on March 15, 2006 for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar transaction (a “Business Combination”) with an operating business or businesses that have operations primarily in India (a “Target Business”).  In January 2008, the acquisition of a 14.75% equity interest in the SMC Group was consummated by the Company upon approval by public stockholders.  For stockholders who voted to not approve the acquisition 842,625 shares were redeemed for $6,736,949.  As a result of its plan to invest substantially all of its assets in SMC Group stock, MIAC was required to register with the SEC as a closed-end, non-diversified investment company under the Investment Company Act of 1940 (the “Act”).  As a registered investment company, MIAC is subject to the Act and the related rules, which contain detailed requirements for the organization and operation of investment companies.

In March 2008, MIAC’s interest was reduced to 14.44% due to Bennett Coleman & Co., a leading New Delhi based financial media and investment firm investing in SMC Group.  In May 2009, the merger of SMC Group’s two underlying companies, SAM Global Securities Limited ("SAM") and SMC Global Securities Limited ("SMC Global") was finalized.  In June 2009, MIAC’s interest was increased to 15.14% with the shares of SAM and SMC Global (1,298,400 and 1,730,026 shares, respectively) converting to 1,586,738 shares of SMC Global.  On July 2, 2011, as previously announced, Sanlam, which is engaged in the business of portfolio management consultancy, increased its stake in SMC Global to a total of approximately 8.36%, by purchasing an additional 3.25% equity stake in SMC Global which reduced MIAC’s equity interest in SMC Global to approximately 14.03%.  On July 31, 2012, SMC Global held a shareholder meeting and consented to a stock-split of the equity shares of the Company 10:1, increasing MIAC’s position of 1,586,738 shares to 15,867,380 shares.  On December 12, 2013, the Company announced that it sold 1,131,345 shares of its investment in SMC Global, reducing MIAC’s equity interest in SMC Global to 13% (See Note 3).

On October 3, 2013, MIAC announced that public efforts by MIAC shareholder Hudson Bay Partners, LP (“HBP”) to secure shareholder support for the replacement of MIAC’s Board of Directors with a new director slate resulted in the delivery to MIAC of written consents representing more than 50% of the outstanding shares.  Accordingly, all five of HBP’s director nominees were appointed to the MIAC Board of Directors (the “Board”) including the principal of HBP, David H. Lesser.   The new Board consisting of HBP’s director nominees determined that, in the interest of a smooth transition and continuity, it would additionally elect F. Jacob Cherian and Suhel Kanuga to the MIAC Board of Directors.  On February 10, 2014, Director Arun Mittal resigned from the Board of Directors and on March 3, 2014, Habib Yunus resigned from the Board of Directors.

Effective June 11, 2014, the Fund completed a corporate reorganization which has resulted in the change of its name to Millennium Investment & Acquisition Company Inc. from Millennium India and Acquisition Company Inc., under the laws and procedures of Delaware, the state where the registrant is incorporated. The corporate reorganization was undertaken following a change of investment policy, pursuant to which the registrant’s Board of Directors decided to abandon the registrant’s former policy of investing at least 80% of the value of its net assets and borrowings in equity securities of companies operating in India. In conjunction with the change in investment policy, the Board effected the change of name to remove reference to India, in compliance with the U.S. Investment Company Act of 1940 and the rules thereunder.

The following is a summary of significant accounting policies followed by the Company in preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the U.S.A. (“GAAP”).

(a)

Valuation of Investments

Fair Value of Financial Instruments—The Company’s investments are valued at (1) the market price for those securities for which a market quotation is readily available and (2) for all other securities and assets, fair value as determined in good faith by the Company’s Board pursuant to procedures approved by our Board.  Except as otherwise specifically provided in the valuation procedures the Company will value portfolio securities for which market quotations are readily available at market value. The Company values all other securities and assets, including the shares of SMC Global, at fair value as determined in good faith in accordance with the valuation procedures approved by our Board. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined under the Company’s procedures may differ significantly from the values that would have been used had a ready market existed for the investments or from the values that would have been placed on the Company’s assets by other market participants, and the differences could be material.

Millennium Investment & Acquisition Company Inc.

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2014

Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. The Company's main asset is a stock ownership portion of SMC Global, which is listed, but not traded on the New Delhi Stock Exchange and Gauhati Stock Exchange.  The Company values its position in SMC Global based on a valuation methodology that includes the examination of, among other things, (1) the nature and price (if any) of the portfolio security; (2) whether any broker quotations for the portfolio security are available; (3) the last sale price of the portfolio security; (4) whether any other financial or derivative security traded on other markets or among dealers is indicative of the appropriate price; (5) whether values of baskets of securities, or indices, traded on other markets, exchanges, or among brokers are indicative of the appropriate price; (6) the extent to which the fair value to be determined for the portfolio security will result from the use of data or formulas produced by third parties independent of management; (7) the liquidity or illiquidity of the market for the particular portfolio security; (8) the financial statements and condition of SMC; (9) general information concerning the issuer’s business including, without limitation, material developments in business prospects, management changes, litigation, governmental approvals, actions and contracts and extraordinary events; (10) the competitive position of the issuer’s major products, the demand therefore or any material changes in the marketplace; (11) general and specific market trends and the existence of any merger proposals, tender offers or other similar corporate actions affecting the securities; (12) the financial position of SMC; (13) the market value of any unrestricted securities of the same class; (14) the availability of registration rights; (15) legal or other restrictions on the disposition of the securities (including any registration expenses that might be borne by the Company in connection with such disposition); (16) the characteristics of the market in which the securities are purchased and sold; (17) the market value of similar securities of the same issuer or comparable companies; (18) in the case of securities that trade primarily in markets that close before the valuation time, financial market or other developments that occur after such market close but before the valuation time; (19) changes in interest rates; (20) observations from financial institutions; (21) government (U.S. or non-U.S.) actions or pronouncements; (22) other news events; (23) for securities traded on non-U.S. markets, the value of non-U.S securities traded on other non-U.S. markets, ADR trading, closed-end fund trading, non-U.S. currency exchange activity, the trading prices of financial products that are tied to baskets of non-U.S. securities (such as ADRs and World Equity Benchmark Shares) and futures contracts or other derivative securities based on indices representative of the appropriate market; and (24) the nature and duration of any material event and the forces influencing the operation of financial markets, factors relating to the event that precipitated the problem, whether the event is likely to recur, whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

For all securities held by the Company, when market quotations or other information used in valuing such securities are not readily available or current or otherwise appropriate, management may be required to supply an “unobservable input” or determine whether to adjust a supplied price, as described below.

Generally, management must act reasonably and in good faith in considering all appropriate information available to it in identifying fair valuation situations and may consult with, as appropriate, investment personnel, general news and financial market information sources, industry sources, regulatory authorities, other market participants and legal, compliance and accounting personnel. Management has also engaged the services of third-party vendors to assist it. Management may believe at times that a significant event affecting a portfolio security has occurred that would require it to adjust a supplied price. In the case of holdings denominated in foreign currencies, management converts the values of fund assets nominally reported in foreign currencies into U.S. Dollars daily at the valuation time. The Company is responsible for monitoring currency prices and related markets to identify significant events that call into question whether the exchange rate (established as of an earlier pricing time) applied to a security denominated in a foreign currency reliably represents the security’s market value at the valuation time.

In determining the fair value of securities held by the Company, no single factor is determinative. Each Director may have accorded a different weight, or no weight, to different factors and, thus, each Director may have had a different basis for his ultimate determination of value.

The fair values of the Company’s assets and liabilities that qualify as financial instruments approximate their carrying amounts presented in the statement of assets and liabilities at June 30, 2014.

The Company utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Millennium Investment & Acquisition Company Inc.

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2014

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2014 for the Company’s investments measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Private Placements	$ -	$ -	$ 6,647,288	$ 6,647,288
Total	$ -	$ -	$ 6,647,288	$ 6,647,288

There were no transfers into or out of Level 1 and Level 2 during the year.  It is the Company’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting year.

In valuing its investment in SMC Global, the Company uses a valuation model, in addition to the previously disclosed valuation factors, which considers revenue, earnings and book value multiples of comparable companies as well as transactions with respect to similar securities.

On January 16, 2014, the Board of Directors, with one member absent, held a telephonic meeting and discussed the valuation of the Company’s investment in SMC Global as of December 31, 2013.  The discussion materials included a summary chart prepared by Mr. Lesser that compared the Valuation Consultant’s valuation as of June 2013 and its preliminary valuations as of November 2013 and December 2013.  The chart also presented a proposed valuation by Mr. Lesser which adjusted certain of the parameters within the Valuation Consultant’s valuation methodology.  In addition to the chart, the Board of Directors was provided with the underlying source materials from the Valuation Consultant that was summarized in the chart. The source material indicated that the use of the following multiples for valuation purposes, which are then weighted as summarized in the chart:

-

Multiple of revenues;

-

Multiple of earnings; and

-

Multiple of book value.

The Company did not adjust the underlying data or multiples proposed by the Valuation Consultant but adjusted the weighting related thereto.  After discussion, the members of the Board of Directors present at the meeting unanimously adopted a $6.5 million valuation of the Company’s investment in SMC Global as of December 31, 2013.  This valuation has not changed for the six months ended June 30, 2014 except for changes from the foreign market value in INR to USD on a daily basis.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Private Placement	Total
Beginning balance	$ 6,500,000	$ 6,500,000
Total realized gain (loss)	-	-
Change in unrealized appreciation	147,288	147,288
Cost of purchases	-	-
Proceeds from sales	-	-
Accrued interest	-	-
Transfers in/out of Level 3	-	-
Ending balance	$ 6,647,288	$ 6,647,288

The change in unrealized depreciation during the six months ended June 30, 2014 is $147,288 which is included in the statement of operations.  The cumulative net unrealized depreciation attributable to Level 3 investments at June 30, 2014 is:

$ (36,708,905)	$ (36,708,905)

Millennium Investment & Acquisition Company Inc.

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2014

The significant unobservable inputs used in the fair value measurement of the reporting entity’s private investments are (i) an estimation of a normalized earnings level for the company and its peers and (ii) the discounts applied to the selection of comparable investments due to the private nature of the investment and the likelihood of achieving normalized earnings.  Significant changes in either of those inputs in isolation would result in a significantly lower or higher fair value measurement.  Generally, a change in the assumptions used for the normalized earnings level will be accompanied by a directionally similar change in the discounts applied to the list of comparable investments.

(b)

Foreign Currency Translation

The books and records of the Company are maintained in U.S. Dollars.  Foreign currency amounts are translated into U.S. Dollars on the following basis: (i) market value of investment securities, assets, and liabilities at the closing daily rate of exchange, and (ii) purchases and sales of investment securities and dividend income at the rate of exchange prevailing on the respective dates of such transactions.

(c)

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The accounting estimates that require management’s most difficult and subjective judgements are reflected in management’s valuation of its interests in SMC Group and the realization of deferred tax assets. Because of the uncertainty in such estimates, actual results may differ from these estimates.

(d)

Income Taxes

Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income.  Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management reviewed the tax positions during the year ended December 31, 2013 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken.  The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the six months ended June 30, 2014, the Company did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

(e)

Security Transactions, Dividend Income and Other Income

Security transactions are recorded on the trade date.  In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost.  Dividends are recorded on the ex-dividend date.

(f)

Indemnification

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company.  In addition, in the normal course of business, the Company enters into contracts with its vendors and others that provide for general indemnifications.  The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company.  However, based on experience, the Company expects that risk of loss to be remote.

2.

ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Administrative Fees

(a)

The Board approved compensation for the CEO of the Company, David Lesser, at a rate of $10,000 per month.

(b)

The Company has hired Morrison Cohen, LLP ("Morrison") as its legal counsel with respect to general corporate matters.  A spouse of the Company's CEO is a partner at Morrison.  During the six months ended June 30, 2014, the Company paid $42,107 in legal fees to Morrison in connection with various legal matters.

Millennium Investment & Acquisition Company Inc.

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2014

(c)

Gemini Fund Services (“GFS”) provides administrative services to the Company including fund administration and fund accounting, pursuant to an Administration Agreement with the Company, for which it receives a minimum annual fee.  Prior to March 2009, fees were billed at $5,625 per month for fund administration and fund accounting combined.  Starting in March 2009 fees are billed at $3,000 per month for fund administration and $1,333 for fund accounting.  The fund accounting fees plus 10% interest compounded monthly will be deferred until there is a subsequent public offering.  Currently, the Company has deferred $105,145 through June 30, 2014; $10,970 was accrued for the six months ended June 30, 2014.  The Company also pays GFS for out of pocket expenses.

In addition, certain affiliates of GFS provide ancillary services to the Company as follows:

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Company on an ad-hoc basis.  For EDGAR services, Gemcom charges a per-page conversion fee and a flat filing fee.  Printing services prices vary according to available discounts.  For the six months ended June 30, 2014, the Company paid Gemcom $3,254 for EDGAR and printing services performed.  Such fees, a portion of which were accrued in the prior year, are included in the line item “Printing expense” in the accompanying Statement of Operations.

3.

INVESTMENT TRANSACTIONS

On November 22, 2013, the Company reached an agreement with SMC Global and the promoter group (“Promoter Group”) of SMC Global to extend the date of listing of the shares of SMC Global on the National Stock Exchange or the Bombay Stock Exchange. The Promoter Group includes Mr. Subhash C Aggarwal and Mr. Mahesh C Gupta (Vice Chairman and Managing Director of SMC Global) and in total owns 58.62% of SMC Global.

The material terms of the agreement are summarized as follows:

1)

The Company and SMC Global have agreed to defer the timing of a listing of SMC Global’s shares on either the Bombay Stock Exchange or the National Stock Exchange in India until March 31, 2015, and have agreed that such listing shall happen pursuant to a further public offer of at least 10% shares of SMC Global on a fully diluted basis. As part of this extension, the Company has agreed to withdraw the draft red herring prospectus (“DRHP”) currently filed with the Securities and Exchange Board of India for the public offer of securities of SMC Global.

2)

The Promoter Group will provide a one-time entitlement (the “Right to Sell”) to the Company to sell 1,131,345 shares of SMC Global at a price of INR 125 per share which translates to $2.02 per SMC Global share based on an exchange rate of INR 62 per USD or total approximate consideration of $2,280,938. The ultimate U.S. Dollar value will depend on the exchange rate prevailing at the time of exercise of the Right to Sell. The Right to Sell will be exercisable within a period of 180 days starting on March 31, 2015 if SMC Global has not completed a listing by March 31, 2015 on the Bombay Stock Exchange or the National Stock Exchange in India pursuant to a further public offering of at least 10% shares of SMC Global on a fully diluted basis. If the Right to Sell is exercised and no other sales of shares are consummated by the Company, MIAC will own 13,604,690 shares of SMC Global representing approximately 86% of its original shareholding assuming no other sales of stock.

On May 2, 2014, MIAC entered into an agreement to acquire an activated carbon (AC) biomass plant, for $1,300,000.  The AC biomass facility represents approximately $50 million of investment made during the years 2009 to 2012. The facility commenced operations in 2011, but failed to achieve full commercial operations and generate profits, and ceased operating in 2012. The facility is currently in bankruptcy and the registrant would purchase the assets from the bankruptcy trustee.  With the purchase, MIAC will receive all of the Seller’s right, title and interest on an “as is where is” basis free and clear of liens, claims and encumbrances (other than assumed liabilities), all the Debtor’s owned assets, property and contractual rights related to the Business wherever located.  The closing of the acquisition is subject to remaining conditions precedent, and there is no assurance that any of these conditions will be met. This purchase can be found on the Statement of Assets & Liabilities as “Deposit for purchase of assets.”

Millennium Investment & Acquisition Company Inc.

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2014

4.     INVESTMENTS IN RESTRICTED OR ILLIQUID SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.  An investment company may invest in restricted securities that are consistent with the Company’s investment objective and investment strategies.  Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.  As of June 30, 2014, the Company was invested in the following restricted securities:

Security	Acquisition Date	Shares	Cost	Value	% of Net Assets
SMC Global Securities LTD	January 21, 2008	14,736,035	$43,356,193	$6,647,288	86.49%

5.   INCOME TAXES

Deferred tax assets reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts used for income tax purposes and consist of the following:

December 31, 2013
Deferred Tax Assets Unrealized Loss on Investment	$ 12,899,668
Net Operating Loss	1,070,350
Total Deferred Tax Assets	13,970,018
Less: Valuation Allowance	(13,970,018)
Net Deferred Taxes	$ -

The difference between the provision for income taxes and the amounts computed by applying the federal statutory income taxes to the income before tax are explained below:

December 31, 2013
Tax at Federal Statutory Rate	(35.0)%
Other	-
Change in Valuation Allowance	35.0
Provision for Taxes	(0.0)%

The provision for income taxes consists of the following:	December 31, 2013
Current Federal	$ -
State and Local	-
Total Current Tax Expense (Benefit)	-

Deferred Federal	(4,378,828)
State and Local	-
Total Deferred Tax Expense (Benefit)	(4,378,828)
Less Valuation allowance adjustment	4,378,828

Total Tax Expense (Benefit)	$ -

Management evaluates the Company’s deferred income tax assets and liabilities to determine whether or not a valuation allowance is necessary. Deferred tax assets are reduced by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Realization of future tax benefits related to the deferred tax assets is dependent on many factors, including the Company’s ability to generate future taxable income during those periods in which temporary differences become deductible and/or credits can be utilized. Based on decrease in value of the Company’s investment in SMC Global, and the uncertainty as to when the value will improve enough to allow the Company to recognize gains on the SMC Global investment and enable the Company to utilize its deferred tax assets, the Company recorded a full valuation allowance against its deferred tax assets as of

Millennium Investment & Acquisition Company Inc.

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2014

December 31, 2013. The lack of practical tax-planning strategies available in the short-term and the lack of other objectively verifiable positive evidence

The Company’s policy for recording interest and penalties associated with uncertain tax positions is to record such items as a component of income tax expense.  There were no amounts accrued for penalties or interest as of or during the period from February 14, 2007 (inception) through December 31, 2013.  The Company does not expect its unrecognized tax benefit position to change during the next twelve months and is currently unaware of any issues that could result in significant payments, accruals or material deviations from its position.  The Company’s tax positions for 2010 to 2013 have been analyzed, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years.

6.

COMMON STOCK

In November 2013, the Company’s Board of Directors authorized a buyback of up to 800,000 shares of its common stock.  Buybacks will be made from time to time based on the view of the Company of its trading price relative to its underlying value and subject to compliance with applicable legal requirements.  No buybacks were made during the six months ended June 30, 2014.

7.

SHAREHOLDER MEETING

At the Annual Meeting of Shareholders held on January 11, 2014, shareholders of record voted to approve the following proposals:

1) The shareholders elected each of the seven nominees to the Board of Trustees for a one-year term.

FOR

WITHHELD

BROKER NON-VOTE

David H. Lesser

5,567,049

675

1,794,948

Arun Mittal*

5,566,049

1,675

1,794,948

Habib Yunus**

5,566,049

1,675

1,794,948

Dionisio D’Aguilar

5,566,049

1,675

1,794,948

Jesse Derris

5,567,049

675

1,794,948

F. Jacob Cherian

5,120,945

446,779

1,794,948

Suhel Kanuga

5,121,945

445,779

1,794,948

* Mr. Mittal resigned from his duties as Interested Director effective February 10, 2014.

** Mr. Yunus resigned from his duties as Interested Director effective March 4, 2014.

2) The shareholders approved the amendment of the Company’s fundamental investment restriction relating to industry concentration, to remove the requirement that the Company invest more than 25% of its total assets in one or more businesses that have operations primarily in India.

FOR

AGAINST

ABSTAIN

BROKER NON-VOTE

4,204,533

1,362,191

1,000

1,794,948

3) The shareholders approved the amendment of the Company’s fundamental investment restriction relating to industry concentration, to add the requirement that the Company invest more than 25% of its total assets in one or more energy infrastructure assets or businesses or alternative energy assets or businesses.

FOR

AGAINST

ABSTAIN

BROKER NON-VOTE

4,176,333

1,360,391

31,000

1,794,948

4) The shareholders voted to approve the reduction of the number of shares of authorized capital stock of the Company from 45,005,000 to 12,005,000.

FOR

AGAINST

ABSTAIN

BROKER NON-VOTE

5,560,049

4,175

3,500

1,794,948

There has been no change to the Company’s capital stock based on the approvals above.

Millennium Investment & Acquisition Company Inc.

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2014

8.

SUBSEQUENT EVENTS

The Company is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has determined that there were no subsequent events to report through the issuance of these financial statements.

PRIVACY NOTICE
FACTS		WHAT DOES MILLENNIUM INVESTMENT & ACQUISITION COMPANY, INC. (“MIAC”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MIAC chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MIAC share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?		Call (212) 751-9200
Who we are
Who is providing this notice?	Millennium Investment & Acquisition Company Inc.
What we do
How does MIAC protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does MIAC collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

 Federal law gives you the right to limit only

▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ MIAC does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ MIAC does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ MIAC does not jointly market.

Additional Information

The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available on the Commission’s website at http://www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling collect (212) 751-0371 and on the Commission’s website at http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling collect (212) 751-0371 and on the Commission’s website at http://www.sec.gov.

The Company’s Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request, by calling collect (212) 751-0371.

Item 2. Code of Ethics.  Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.   Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.    Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.   Not applicable for semi-annual reports.

Item 6. Schedule of Investments   See item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.     Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.      Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.    Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.   None.

Item 11. Controls and Procedures.

(a) Based upon an evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (and item 11 (a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (and item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the

Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Millennium Investment & Acquisition Company Inc.

By (Signature and Title) /s/ David H. Lesser

----------------------------------

David H. Lesser, Chairman, CEO, Secretary and Treasurer

Date:

December 17, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the

Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David H. Lesser

----------------------------------

David H. Lesser, Chairman, CEO, Secretary and Treasurer

Date:

December 17, 2014